Supplement Dated June 27, 2006 to

Prospectus Dated July 31, 2005

Dean Family of Funds

Large Cap Value Fund

Small Cap Value Fund

Balanced Fund

International Fund

The tables that provide information about the members of the investment management teams that manage the Large Cap Value Fund and Balanced Fund and the Small Cap Value Fund, which are located on pages 18 and 19 of the Prospectus dated July 31, 2005, are replaced in their entirety with the following tables.

Large Cap Value Fund and Balanced Fund
Investment Professional	Since	Experience
Daniel B. Campbell, II	2003

Portfolio Manager with Dean Investment Associates since 2003. In 2002 he came to Dean Investment Associates as a member of the Dean Investment Associates’ research team. Mr. Campbell served as a Senior Research Analyst at Roth Capital Partners during 2001 and 2002. Prior to 2001 he served as Director of Research and Senior Equity Analyst at Palley Needelman Asset Management.

Philip J. Muldoon, III	2003	Senior Equity Analyst with Dean Investment Associates since 2001. Prior to 2001 he served as Managing Director, Equity Research at McDonald Investments, Inc.
Paul E. Macuski	2003

Securities Analyst with Dean Investment Associates since 1999. Prior to 1999 he was a research analyst with Westminster Financial Advisory and also worked in the operations department of Dean Investment Associates.

Small Cap Value Fund
Investment Professional	Since	Experience
John A. Appleby	2002

Portfolio Manager with Dean Investment Associates since 2002. Prior to 2002 he was Senior Portfolio Manager for City National Investment Advisors and Senior Portfolio Manager for Palley Needelman Asset Management.

Matthew C. Feldman	2003	Securities Analyst with Dean Investment Associates since 2002. He came to Dean Investment Associates in 2001.

CINLibrary 0016603.0500209 1638914v.2

Supplement Dated June 27, 2006 to

Statement of Additional Information Dated July 31, 2005

Dean Family of Funds

Large Cap Value Fund

Small Cap Value Fund

Balanced Fund

International Fund

The tables labeled “Other Account Managed” and “Disclosure of Securities Owned” on pages 37 and 38 of the Statement of Additional Information dated July 31, 2005, are replaced in their entirety with the following tables.

Other Accounts Managed (as of March 31, 2005)

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets
Daniel B. Campbell, II	Registered investment companies	0	----
	Other pooled investment vehicles	0	----
	Other accounts	1,016	$447.0 million
John Appleby	Registered investment companies	0	----
	Other pooled investment vehicles	0	----
	Other accounts	296	$133.0 million
Paul Butler	Registered investment companies	2	$63.0 million
	Other pooled investment vehicles	4	$790.6 million
	Other accounts	3	$451.6 million

Disclosure of Securities Ownership

Name of Portfolio Manager	Fund Shares Beneficially Owned	Dollar Value of Beneficially Owned Shares
Daniel B. Campbell, II*	0	0
John Appleby*	0	0
Paul Butler	0	0

* Each of the Dean portfolio managers participates in C.H. Dean & Associates, Inc. Profit Sharing Plan (the “Plan”). The Plan currently invests a portion of its assets in the Dean International Fund.

CINLibrary 0016603.0500209 1638914v.2